IndyMac Bancorp, Inc. Financial Freedom Acquisition May 2004

Forward Looking Statement Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend,"and similar expressions identify forward- looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including the effect of economic and market conditions; the level and volatility of interest rates; the Company's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of subjective estimates used in determining the fair value of financial assets of IndyMac; credit risks with respect to our loans and other financial assets; the impact of changes in financial accounting standards; the actions undertaken by both current and potential new competitors; the availability of funds from IndyMac's lenders and from loan sales and securitizations, to fund mortgage loan originations and portfolio investments; the execution of IndyMac's growth plans and ability to gain market share in a significant market transition; the integration of Financial Freedom into the operations of IndyMac; the impact of current, pending or future legislation and regulations; and other risk factors described in the reports that IndyMac files with the Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K. While all of the above items are important, the highlighted items represent those that in management's view merit increased focus given current conditions.

# Transaction Description

## Key Terms

| | |
|---|---|
| **The Parties** | ✦ Lehman Brothers Bank, FSB ("LBB")<br>✦ Lehman Brothers Holdings, Inc. ("LBHI")<br>✦ Financial Freedom Holdings Inc. ("Financial Freedom" or "FF")<br>✦ IndyMac Bancorp, Inc. ("NDE") holding company for IndyMac Bank FSB ("IndyMac Bank") |
| **Transaction** | ✦ IndyMac Bank will acquire 93.75% of Financial Freedom common stock from LBB<br>• Financial Freedom's Chief Executive Officer, will retain 6.25% ownership<br>✦ IndyMac Bank will acquire all related mortgage servicing rights from LBHI |
| **Purchase Price** | ✦ Estimated at $80 million cash assuming Financial Freedom performs as projected through the closing date |
| **Structure** | ✦ Financial Freedom will become a subsidiary of IndyMac Bank |

IndyMac Bank. NYSE:NDE
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3

Reverse Mortgage Industry and Product Overview

The reverse mortgage market is a very attractive opportunity for IndyMac Strong growth profile: Prime target demographic: the number of senior citizens seeking to access their home equity for income replacement, home maintenance/repair, healthcare funding and estate planning is expected to grow significantly over the next decade Compelling product features: the reverse mortgage product has been increasing in popularity and provides unique advantages to seniors No recourse to borrower No repayment during borrower's occupancy of the home Increasing product awareness: positive press and consumer education performed by AARP has increased product awareness among key demographic Previous product design flaws such as "shared-equity" features have been the source of negative publicity...No longer an issue with current products Key take-away: Industry experts forecast market growth of 60% + over the near term... 20% compounded annual growth through 2015 Reverse Mortgage Industry

Reverse Mortgage Market is a Very Attractive Opportunity Even if total reverse mortgage loan units outstanding grow at a net 50% per annum growth rate, the potential market would still be significantly under-penetrated in 2010. Households with Owners Age 65+ (1) (in millions) 2003 2004 2005 2006 2007 2008 2009 2010 Total households with reverse mortgage 0.1 0.1 0.2 0.3 0.4 0.6 0.9 1.4 Total households without a reverse mortgage 22 22.4 22.8 23.1 23.4 23.6 23.8 23.7 % Penetration 0.4% 0.5% 0.8% 1.2% 1.7% 2.5% 3.7% 5.4% 1997 1998 1999 2000 2001 2002 2003E Reverse mortgage loans-units 5703 6441 7586 6392 9961 13313 27000 Industry Loan Growth (Units) Source: HUD data as provided by the MBA 1. 2003 and 2010 household estimates per AARP (2004-2009 data interpolated). Total Outstanding 2003 reverse mortgage loans per AARP. Assumes 50% per annum net growth thereafter

Reverse Mortgage Product Overview Reverse mortgages are non-recourse loans that allow homeowners, age 62 and older, to convert home equity to cash Minimal credit underwriting - no income requirements to qualify No monthly mortgage payments - amount repaid is principal, accrued interest, servicing fee and any default advances similar to traditional SFR (insurance, taxes, et al) No repayment of loan until homeowners move out permanently (typically defined as being out of the property for one year), sell the house, refinance, or pass away Loan repayment amount never exceeds value of the home (less costs of sale) Loan proceeds available to the borrower are based on the following Age of homeowner(s) Interest rate Value of home Proceeds can be structured as a one-time cash payment, annuity type payment plan, a revolving credit line, or a combination thereof No restrictions on use of proceeds Special disclosure requirements apply if proceeds are to be used to purchase an annuity

Reverse Mortgage Product Example (1) Sample Borrower: Female, 75 years old in Zip Code: 92629 with a closing date of 5/05/04 Available Principal Limit may be structured as: Cash up front to borrower for any purpose, including payment of existing liens Line of credit Monthly tenure payments Combination of the above

Financial Freedom's Superior Competitive Position Makes it a Prime Entry Vehicle into the Reverse Mortgage Product Segment for IndyMac Industry leader with approximately 50% market share of originations and servicing Critical mass in both originations and servicing Exceptional relationships with the principal counterparties (FHA, and FNMA) Deep management expertise in reverse mortgage product and market...average of ten years industry experience for senior management Proprietary technology platforms: point-of-sale interface and servicing infrastructure Fully developed loan products Strong brand in this product segment Existing direct sales and wholesale relationships with significant potential for improvement

Financial Freedom Leads in U.S. Originations of Reverse Mortgages Ahead of Wells Fargo... Financial Freedom also leads U.S. Servicing Market Share Wells Fargo Financial Freedom BNY Alliance Seattle Mortgage Other Origination - Competition and Market Share 0.33 0.47 0.05 0.08 0.07 Financial Freedom Volume: 33,000 Share: 52% Wendover (sub-servicing for Wells and others) Volume: 16,000 Share: 25% Seattle Mortgage Volume: 9,000 Share: 14% Others Volume: 5,000 Share: 8% Lehman Fannie Mae Origination-Competition and Market Share Servicing-Competition and Market Share

Overview of Origination Channels and Operations Retail Wholesale Financial Freedom Lehman Fannie Mae Buyer of Agency Loans 93% Buyer of Proprietary Loans 7% 40% 60% Nationwide Retail Sales Channel Accounts for approximately 40% of loan production 175 Reverse Mortgage Specialists ("RMS") - Direct sales staff Facilities at 14 locations in 12 states - small executive suite type locations No uninitiated outbound telemarketing Nationwide Wholesale Channel Accounts for remaining 60% of production 440 active correspondents Source: Financial Freedom financial data

The life of a reverse mortgage is based on the borrower's mobility, mortality and equity appreciation of the home Fixed monthly dollar servicing fee is unit based and not related to loan balance or credit line Service fee ranges from $25 to $35 per loan per month Servicer is responsible for: Disbursement of funds, collecting amounts due, payment plan changes Monitoring occupancy, payments of taxes and insurance Processing and submitting claims to HUD Economics and Logistics of Servicing Reverse Mortgages are Significantly Different than Traditional Mortgages

Strategic Fit

# Financial Freedom Strategically Fits With Our Product Focused Divisions



IndyMac Bancorp, Inc.
IndyMac Mortgage Bank (Relationship Businesses)
Mortgage Professionals[1] (B2B)
Real Estate Professionals
Home-builders (HBD)
Realtors (B2R)
IndyMac Consumer Bank
Consumer Direct[2]
Consumer Indirect [2]
So. California Retail Bank/ Deposits
Product Focused Divisions
Consumer Construction (HCL)
Home Equity (HELOC)
Financial Freedom
Investing Divisions
SFR Mortgage Loans
SFR Mortgage Securities
SFR Mortgage Loan Servicing

(1) Includes mortgage brokers, bankers and financial institutions
(2) Combined together is our B2C division

IndyMac Bank. NYSE:NDE
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14

Valuation and Pro Forma Analysis

Calculation of Estimated Purchase Price and Capital Requirement Assumes July 1, 2004 close

Financial Freedom (FF) is projected to generate a very strong Return on Average Equity (ROE) Given NDE's current stock price, a transaction with Financial Freedom would be EPS Accretive Financial Freedom Acquisition is Accretive to IndyMac's ROE and EPS 1999 2000 2001 2002 2003 0.079 0.145 0.153 0.166 0.183 NDE historical ROE Performance 22.3% Projected Financial Freedom FF 04E Net Income Initial Capital FF ROE = = 22.3% $12.5MM (1) $56MM = Reflects impact of minority interest and integration expenses. Assuming $56 million of common stock issued at $32 per share FF EPS = = $7.14 $12.5MM (1) 1.75 mm shares (2) = FF 04E Net Income Initial Capital

IndyMac 2005E EPS Marginal FF 2005E EPS Pro Forma 2005E IndyMac EPS with FF Integrated 4 9.61 4.15 Pro Forma 2004/2005 Impact - Accretion Analysis $82MM Purchase Price $56 Funded with Equity - Assumes No Synergies are Realized IndyMac 2004E EPS Marginal FF 2004E EPS Pro Forma 2004E IndyMac EPS with FF Integrated 3.2 3.56 3.2 2004E Pro Forma EPS Impact - Assumes Transaction Close of 7/1/04 (1) ($ per share) 2005E Pro Forma EPS Impact(1) ($ per share) Key assumptions: $82MM purchase price, including $2MM in transaction costs; transaction close at 7/1/04; GAAP purchase accounting requires the exclusion of an estimated $4.0 million of 2004 Financial Freedom net income relating to loans in process. Based on IndyMac's guidance provided in the first quarter 2004 earnings release. $3.20 is midpoint of the expected $3.10 to $3.30 EPS range 6 months (2) (2)

2004 2005 2006 2007 2008 20085 25106 31383 39229 49036 Annual Growth Rate : 25% 25% 25% 25% Total Loans (Units) 2004 2005 2006 2007 2008 78.4 97 118.2 147.2 180.9 Annual Growth Rate : 24% 22% 25% 23% Revenue ($ in millions) Annual Growth Rate: 37% 26% 35% 32% Net Income ($ in millions) Financial Freedom Projections $13.4 $18.0 $24.7 $34.5 $45.6 Source: Management estimates

Risks NDE Management diversion and integration risk Overall market assumptions Financial Freedom operating performance in relation to the market Continuation of FHA/HUD and Fannie Mae support

Summary Rationale The reverse mortgage industry is attractive Fundamental demographic trends are projected to fuel growth Influential governmental players (FHA, FNMA) support the product Enhanced product design supports growth Consumer education from AARP about the product is increasing awareness and popularity Financial Freedom is a unique entity Market leader in origination and servicing Most experienced management team in industry Strong relationships with FNMA and FHA Proprietary technology to originate and service the product Strong strategic fit Distinctive niche business that could represent 5% to 15% of earnings by 2008 Creates less interest rate sensitive earnings stream Natural complement to HELOC product Economics are compelling Earnings accretive in first full year Significant upside potential IndyMac is acquiring a business at approximately 40% discount to our P/E